Exhibit 16.1

January 5, 2018

U.S. Securities and Exchange Commission
100 F. Street
Washington, DC 20549 – 7561

Ladies and Gentlemen:

Re: Optec International, Inc.
Commission File No. 000-55861

We have read the statements of Optec International, Inc. pertaining to our firm included in Item 4.01 of the Form 8-K dated January 8, 2018 and are in agreement with the statements contained in that document pertaining to our firm.

Sincerely,
Pritchett, Siler and Hardy P.C.